Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

This Amendment is made and entered into as of the 1st day of October, 2012 by and between Infrastructure Materials Corp., a Delaware corporation (the “Corporation”) and 1408943 Alberta Ltd., an Alberta corporation (“Consultant”).

WHEREAS, the Corporation and Consultant entered into a Consulting Agreement as of the 23rd day of June, 2008 (the “Consulting Agreement”); and

WHEREAS, the Corporation and Consultant desire to amend the Consulting Agreement under the terms and conditions as described herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Corporation and Consultant agree as follows:

1.     Section 1 of the Consulting Agreement “DEFINITIONS” shall be amended to include the following defined term: “Principal Executive Officer means President and Chief Executive Officer of the Corporation.”

2.     Effective as of the date of this Amendment, wherever the term “President” is used in the Consulting Agreement, it shall be replaced with term “Principal Executive Officer.”

3.     Section 3, paragraph 5 of the Consulting Agreement is amended to include the following statement: “The Corporation and Consultant confirm that Mr. Douglas may, at his discretion, carry out his responsibilities as Principal Executive Officer of the Corporation from his office in Canada.”

4.     Section 4(a) of the Consulting Agreement is hereby revised in its entirety to read as follows: “The Corporation agrees to pay Consultant annual compensation of $155,000.00, payable in 12 equal monthly installments.”

5.     Except as otherwise provided in this Amendment, all other terms, covenants and conditions of the Consulting Agreement remain in full force and effect on the date hereof without modification or amendment.

6.     This Amendment may be signed by facsimile or electronic signature, and in one or more counterparts, each of which shall be deemed to be an original, but which together shall constitute one agreement.

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IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of the day and year first above written.

INFRASTRUCTURE MATERIALS CORP.

By: /s/Anne Macko
      Anne Macko, Secretary

1408943 ALBERTA LTD.

By: /s/Mason Douglas
       Mason Douglas, President